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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 8, 2000

                                 MAIL.COM, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)


Registrant's telephone number, including area code                (212) 425-4200


                                       N/A
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           Former Name or Former Address, if Changed Since Last Report


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

       On February 8, 2000, Mail.com, Inc. ("Mail.com") completed its acquisition of NetMoves Corporation ("NetMoves") pursuant to an Agreement and Plan of Merger dated as of December 11, 1999 (the "Merger Agreement") among Mail.com, NetMoves and Mast Acquisition Corp., a wholly-owned subsidiary of Mail.com ("Merger Sub"). Merger Sub merged with and into NetMoves, with NetMoves surviving as a wholly-owned subsidiary of Mail.com (the "Merger"). NetMoves plans to promptly change its name to Mail.com Business Messaging Services, Inc.

       In the Merger, each outstanding share of NetMoves common stock was converted into the right to receive 0.385336 shares of Mail.com Class A common stock, with cash being paid in lieu of fractional shares of Mail.com Class A common stock. All outstanding options and certain outstanding warrants to purchase NetMoves common stock were converted into options and warrants to purchase the number of shares of Mail.com Class A common stock into which the shares of NetMoves common stock underlying the options and warrants would have been converted in the Merger.

       A copy of Mail.com's press release announcing the completion of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

       American Stock Transfer & Trust Company is serving as exchange agent for the Merger.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    Financial Statements of Businesses Acquired.

       The financial statements will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K was required to be filed.

       (b)    Pro Forma Financial Information.

       The pro forma financial information will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K was required to be filed.

       (c)    Exhibits.

              99.1 Press Release Dated February 9, 2000 Announcing the Completion of Mail.com's Acquisition of NetMoves.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2000


                                           MAIL.COM, INC.

                                           By:  /s/ GARY MILLIN
                                                --------------------------------
                                                Gary Millin, President









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                                  EXHIBIT INDEX

Exhibit

99.1 Press Release Dated February 9, 2000 Announcing the Completion of Mail.com's Acquisition of NetMoves.










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